                                                                       CONFORMED
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 13, 1998                  Commission File No. 333-27341

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                   38-1853300
             --------                                   ----------
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)

             9600 ALDRICH AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55420
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (612) 884-4051



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                                  YES   x     NO
                                                       ---

AS OF SEPTEMBER 30, 1998 THERE WERE 110 SHARES OF TELEX COMMUNICATIONS, INC., $0.01 PAR VALUE, OUTSTANDING.


                         THIS DOCUMENT CONTAINS 4 PAGES.

================================================================================

================================================================================


ITEMS 1-4       NOT APPLICABLE

ITEM 5          OTHER EVENTS

                THE BOARD OF DIRECTORS OF TELEX COMMUNICATIONS, INC. (THE "COMPANY") ANNOUNCED (I) THE RESIGNATION OF JOHN L. HALE, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY, (II) THE APPOINTMENT OF NED JACKSON AS CHIEF EXECUTIVE OFFICER AND (III) ALFRED C. ECKERT III AS CHAIRMAN OF THE BOARD OF THE COMPANY. A PRESS RELEASE OF THE COMPANY ANNOUNCING THE EVENT IS ATTACHED AS EXHIBIT 99.2.


ITEM 6          NOT APPLICABLE


ITEM 7          EXHIBITS

                99.2   PRESS RELEASE OF THE COMPANY DATED OCTOBER 5, 1998


ITEM 8          NOT APPLICABLE


SIGNATURE


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                                 TELEX COMMUNICATIONS, INC.
                                                 (Registrant)



Dated:  October 13, 1998                         By:  /s/ John A. Palleschi
                                                 --------------------------
                                                 John A. Palleschi
                                                 Vice President and Secretary

                          TELEX COMMUNICATIONS, INC.
                                   FORM 8-K

                                EXHIBIT INDEX


                  EXHIBIT NO.                          DESCRIPTION
                  -----------                          -----------
                    99.2                         PRESS RELEASE OF THE COMPANY
                                                 DATED OCTOBER 5, 1998